UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                              ---------------------

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Act of 1934
      Date of Report (Date of earliest event reported): February 28, 2005

                   SECURED DIVERSIFIED INVESTMENT, LTD.
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          (Exact name of registrant as specified in its charter)

                                   Nevada
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      (State or other jurisdiction of incorporation or organization)

           0-30653                                   80-0068489
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   (Commission File Number)               (IRS Employer Identification No.)

           4940 Campus Drive
       Newport Beach, California                             92660
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(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (949) 851-1069

Item 5.02. Departure of Directors.

         On February 28, 2005, the Company received a letter of resignation from Pamela Padgett, effective as of February 22, 2005. Ms. Padgett served on the Audit Committee. The Company does not believe that any disagreement between Ms. Padgett and the Company exists or was the reason for the resignation.

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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2005


SECURED DIVERSIFIED INVESTMENT, LTD.

By: /s/CLIFFORD L. STRAND
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Clifford L. Strand, President